UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2026

DNA X, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38907	94-3336783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4445 Eastgate Mall, Suite 200
San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (661) 618-7580

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SONM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On June 29, 2026, DNA X, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with DNA Holdings Venture, Inc. (“DNA Holdings”), a holder of more than 5% of the Company’s outstanding capital stock and an entity associated with Scott Walker, a member of the Company’s board of directors, pursuant to which the Company agreed to issue and sell, in a private placement, 1,346,531 shares of non-voting Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), at a purchase price of $6.00 per share, for an aggregate offering price of $8.1 million consisting of $5.0 million in cash and the cancellation of $3.1 million of the outstanding balance under a convertible promissory note issued to DNA Holdings in May 2026 (the “Transaction”).

Concurrently with the entry into the Purchase Agreement, the Company and DNA Holdings entered into a registration rights agreement (the “Registration Rights Agreement”) providing DNA Holdings with customary registration rights with respect to the shares of Common Stock, par value $0.001 per share (the “Common Stock”), issuable upon the conversion of the Series B Preferred Stock.

The closing of the sale and issuance of the Series B Preferred Stock is subject to the satisfaction of customary closing conditions. The gross proceeds of the initial issuance of Series B Preferred Stock are estimated to be approximately $5.0 million, before deducting offering expenses payable by the Company. The Company intends to use the net proceeds from the Transaction for working capital and general corporate purposes, subject to certain restrictions set forth in the Purchase Agreement.

Pursuant to the Certificate of Designation of Preferences, Rights and Limitations of the Series B Convertible Preferred Stock to be filed with the Secretary of State of the State of Delaware in connection with the Transaction (the “Certificate of Designation”), each share of Series B Preferred Stock will have a stated value of $6.00 per share. The Series B Preferred Stock will be automatically converted into shares of Common Stock on the first trading day following the approval by the Company’s stockholders of the issuance of the Common Stock issuable upon such conversion (the “Stockholder Approval”) at an initial conversion price equal to the stated value, subject to certain adjustments set forth in the Certificate of Designation. Prior to the obtainment of the Stockholder Approval, the Series B Preferred Stock will not be convertible into shares of Common Stock. Additional information on the Certificate of Designation and the terms of the Series B Preferred Stock is set forth under Item 5.03 of this Current Report on Form 8-K.

The shares of Series B Preferred Stock will be issued in a private placement transaction exempt from the registration requirements of under the Securities Act of 1933, as amended (the “Securities Act”), and have not been registered under the Securities Act, and until so registered neither the Series B Preferred Stock nor any shares of Common Stock issuable upon conversion thereof may be offered or sold absent registration or availability of an applicable exemption from registration. There is no established public trading market for the Series B Preferred Stock, and the Company does not intend to list the Series B Preferred Stock on any national securities exchange or nationally recognized trading system.

Pursuant to the Registration Rights Agreement, the Company has agreed to file, within 30 calendar days after the obtainment of the Stockholder Approval, a resale registration statement on Form S-3 (or Form S-1 if Form S-3 is not available) providing for the resale by DNA Holdings of the shares of Common Stock issuable upon conversion of the Series B Preferred Stock (the “Registrable Shares”), and to use commercially reasonable efforts to cause such resale registration statement to be declared effective as soon as practicable but in any event no later than the earlier of (a) the 30th calendar day following the Filing Date of the registration statement (or the 60th calendar day following the Filing Date if the U.S. Securities Exchange Commission (the “SEC”) notifies the Company that it will conduct a “full review” of the registration statement and (b) the fifth business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review. The Company further agreed to take all steps necessary to keep such registration statement effective at all times until all Registrable Shares have been resold or until there remain no Registrable Shares. The Company has agreed to pay liquidated damages upon certain failures to meet the deadlines set forth above or to keep the resale registration statement continuously effective, as more particularly described in the Registration Rights Agreement.

The Purchase Agreement contains certain representations and warranties, covenants and indemnities customary for similar transactions. The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. Pursuant to the Purchase Agreement, the Company has agreed to certain restrictions on the issuance and sale of shares of the Company’s securities until the obtainment of the Stockholder Approval, subject to certain exceptions. The Purchase Agreement also grants to DNA Holdings the right to participate in future equity and debt financings for a period of twelve months, subject to a participation cap equal to 50% of the principal amount of securities sold in such financings and other exceptions and limitations set forth in the Purchase Agreement.

At the closing of the Transaction, the Company expects to enter into an advisory and promote agreement (the “Consulting Agreement”) with DNA Holdings, Scott Walker and Brock Pierce (collectively, the “Consultants”) pursuant to which, among other things, the Consultants will provide services related to the promotion and development of the Company’s DNA-X platform and agree not to engage in certain prohibited activities competitive with the Company during the term of the Consulting Agreement and for a period of one year thereafter in exchange for consideration consisting of an aggregate of 2,494,000 shares of Common Stock, to be issued to the Consultants following the obtainment of the approval of such issuances by the Company’s stockholders.

The foregoing summaries of the Certificate of Designation (including the terms of the Series B Preferred Stock), Purchase Agreement and Registration Rights Agreement are subject to, and qualified in their entirety by, the full text of such documents, which forms are filed as Exhibits 3.1, 10.1 and 10.2, respectively, and incorporated herein by reference.

No statement in this report or the attached exhibits is an offer to sell or a solicitation of an offer to purchase the Company’s securities, and no offer, solicitation or sale will be made in any jurisdiction in which such offer, solicitation or sale is unlawful.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. The Series B Preferred Stock will be issued and sold, and the underlying shares of Common Stock will be issued, without registration under the Securities Act in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and Rule 506 promulgated under the Securities Act and in reliance on similar exemptions under applicable state laws.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth below in Item 5.03 regarding the Certificate of Designation when it is filed in Delaware is incorporated into this Item 3.03 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Designation and Designation of Series B Preferred Stock

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 5.03.

Pursuant to the terms of the Purchase Agreement, the Company plans to file the Certificate of Designation with the Delaware Secretary of State designating 1,350,000 shares of its authorized and unissued preferred stock as Series B Preferred Stock, each with a Stated Value of $6.00 per share. The Certificate of Designation sets forth the rights, preferences and limitations of the shares of Series B Preferred Stock. Terms not otherwise defined in this item shall have the meanings given in the Certificate of Designation.

The following is a summary of the terms of the Series B Preferred Stock:

Dividends. Subject to the terms and conditions in the Certificate of Designation, dividends will be payable on shares of Series B Preferred Stock equal, on an as-converted-to-Common-Stock basis, disregarding any conversion limitations under the Certificate of Designations), to and in the same form as dividends paid on shares of Common Stock when, as and if such dividends are paid on shares of Common Stock. No other dividends will be paid on shares of Series B Preferred Stock.

Voting Rights. The Series B Preferred Stock has no voting rights; provided, however, that the Company shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of Series B Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series B Preferred Stock or alter or amend the Certificate of Designation, (b) create any equity securities that are senior in preference or liquidation to the Series B Preferred Stock, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series B Preferred Stock, (d) increase the number of authorized shares of Series B Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.

Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company (any such event, a “Liquidation”), the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, before any payment shall be made to the holders of any other shares of capital stock of the Company by reason of their ownership thereof, an amount in cash equal to one times (1x) the Stated Value, together with any dividends declared but unpaid.

Fundamental Transactions. In the event of any (i) merger or consolidation of the Company with or into another person or entity, (ii) direct or indirect sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of the Company’s assets, (iii) purchase offer, tender offer or exchange offer accepted by the holders of 50% or more of the outstanding Common Stock, (iv) reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchange for other securities, cash or property, or (v) stock purchase or other business combination pursuant to which a person or entity acquires more than 50% of the outstanding shares of Common Stock (the transactions set forth in clauses (i) – (v), collectively, a “Fundamental Transaction”), then, upon any subsequent conversion of the Series B Preferred Stock, the holder shall have the right to receive, for each share of Common Stock that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the number of shares of common stock of the successor or acquiring corporation or of the Company (if it is the surviving corporation), and any additional consideration receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which the Series B Preferred Stock is convertible as of immediately prior to such Fundamental Transaction. The Company is obligated to cause any successor entity in a Fundamental Transaction in which the Company is not the survivor to assume in writing all of the obligations of the Company under, and to take certain other steps set forth in, the Certificate of Designation.

Redemption. Shares of Series B Preferred Stock are not redeemable at the option of the Company or the holder thereof.

The foregoing summary of the terms of the Series B Preferred Stock is qualified in its entirety by reference to the text of the Form of Certificate of Designation, which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and other related materials may contain a number of “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding the Company’s expectation about any or all of the following: anticipated benefits of and activities under the Transaction and the timing and certainty of completion of the Transaction, and the Company’s use of proceeds from the Transaction. Forward-looking statements can be identified by terms such as “will,” “intent,” “expect,” “plan,” “potential,” “would” or similar expressions and the negative of those terms. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. Although the Company believes that such statements are based on reasonable assumptions, forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company’s control, you should not rely on these forward-looking statements as predictions of future events. These risks and uncertainties include, among others, those risk and uncertainties described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on April 15, 2026, and in any other filings made by the Company with the U.S. Securities and Exchange Commission, which are available at www.sec.gov. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation or undertaking to update or revise any forward-looking statements contained in this Current Report on Form 8-K, other than to the extent required by law.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Form of Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock
10.1#	Securities Purchase Agreement, dated June 29, 2026, by and between DNA X, Inc. and DNA Holdings Venture, Inc.
10.2#	Form of Registration Rights Agreement by and between DNA X, Inc. and DNA Holdings Venture, Inc.
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

# Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2).

The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DNA X, INC.

Date:	July 2, 2026	By:	/s/ Clayton Crolius
		Name:	Clayton Crolius
		Title:	Chief Financial Officer